FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund
 Subadvisor:   Goldman Sachs Asset Management L.P.

1.           Issuer:  Calix, Inc.

1.	Date of Purchase: 03/24/10_______________________________________

3.	Date offering commenced: 03/24/10	_______________________________________

4.           Underwriters from whom purchased:  Morgan Stanley & Co. Inc.____________

5.           Subadvisor of Managed Portion:  ___Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate: 1. Goldman, Sachs & Co., 2. Jefferies & Company, 3. Morgan Stanley  4. UBS Investment Bank.____________

7.           Nature of affiliation1:  __Parent Company (With the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  19,080 Shares

9.           Aggregate principal amount or total number of shares of offering:  6,328,932 shares

10.           Purchase price (net of fees and expenses):  $13

11.           Initial public offering price:  $13

12           Commission, spread or profit:  _____%                                                                $0.91

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___ __	___X____
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/ Stan Barry                                                                Date:  4/27/10

1 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund
 Subadvisor:   Goldman Sachs Asset Management L.P.

1.           Issuer:  Genpact Limited

2.	Date of Purchase: 03/18/10_______________________________________

3.	Date offering commenced: 03/18/10	_______________________________________

4.           Underwriters from whom purchased:  Morgan Stanley & Co. Inc.____________

5.           Subadvisor of Managed Portion:  ___Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate: 1. Goldman Sachs & Co.  2.  Jefferies & Company  3.  CITI Group Global Markets Inc.  4.  Credit Suisse First Boston Corp.  5.  Morgan Standley   6.  UBS Securities,  7.  J.P. Morgan Securities Inc.___________

7.           Nature of affiliation2:  __Parent Company (With the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  11,620 Shares

9.           Aggregate principal amount or total number of shares of offering:  33,600,000 shares

10.           Purchase price (net of fees and expenses):  $15.00

11.           Initial public offering price:  $15.00

12           Commission, spread or profit:  _____%                                                                $0.5625

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	__X___
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
j. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

k. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/ Stan Barry                                                                Date:  4/27/10

2 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund
 Subadvisor:   Goldman Sachs Asset Management L.P.

1.           Issuer:  STR Holdings, Inc.

3.	Date of Purchase: 04/15/10_______________________________________

3.	Date offering commenced: 04/15/10	_______________________________________

4.           Underwriters from whom purchased:

5.           Subadvisor of Managed Portion:  ___Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate: 1. Goldman Sachs & Co.,  2.  Cowen and Company, 3.  Lazard Capital Markets,  4.  Macquarie Capital_

7.           Nature of affiliation3:  __Parent Company (With the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  9,420 Shares

9.           Aggregate principal amount or total number of shares of offering:  7,000,000 shares

10.           Purchase price (net of fees and expenses):  $18.75

11.           Initial public offering price:  $18.75

12           Commission, spread or profit:  _____%                                                                $0.9375

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	___X__
f. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
g. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
l. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

m. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/ Stan Barry                                                                Date:  07/21/10

3 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund
 Subadvisor:   Goldman Sachs Asset Management L.P.

1.           Issuer:  CBOE Holdings, Inc..

4.	Date of Purchase: 06/14/10_______________________________________

3.	Date offering commenced: 06/14/10	_______________________________________

4.           Underwriters from whom purchased:  1.  CIBC Oppenheimer Corp.  2. Merrill Lynch__

5.           Subadvisor of Managed Portion:  ___Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate: 1.  Goldman, Sachs & Co., 2. BoFA Merrill
 Lynch,  3.  CITI Group Global Markets Inc.,  4 Credit Suisse,  5. Morgan Stanley,
6.  UBS Investment Bank   7.  J.P. Morgan Securities Inc.   8.  Barclays Capital
9.  Citadel Securities,  10.  BMO Capital Markets,  11.  Oppenheimer & Co.
12.  Raymond James,  13.  Cabrera Capital Markets, LLC  14.  Keefe, Bruyette & Woods
15.  Loop Capital Markets  16.  Macquarie Capital, 17.  Rosenblatt Securities Inc.
18.  Sandler O’Neill & Partners L.P.

7.           Nature of affiliation4:  __Parent Company (With the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  5,380 Shares

9.           Aggregate principal amount or total number of shares of offering:  11,700,000 shares

10.           Purchase price (net of fees and expenses):  $29

11.           Initial public offering price:  $29

12           Commission, spread or profit:  _____%                                                                $1.9575

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	___X____
h. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
i. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
n. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

o. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/ Stan Barry                                                                Date:  7/21/10

4 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund
 Subadvisor:   Goldman Sachs Asset Management L.P.

1.           Issuer:  Motricity Inc.

5.	Date of Purchase: 06/17/10_______________________________________

3.	Date offering commenced: 06/17/10	_______________________________________

4.           Underwriters from whom purchased:  J.P. Morgan Chase Bank N.A.__

5.           Subadvisor of Managed Portion:  ___Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate: 1.  Goldman, Sachs & Co., 2. J.P. Morgan
3.  Deutsche Bank Securities,  4 RBC Capital Markets,  5. Baird,  6.  Needlham &
Company LLC   7.  Pacific Crest Securities.

7.           Nature of affiliation5:  __Parent Company (With the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  26,170 Shares

9.           Aggregate principal amount or total number of shares of offering:  6,000,000 shares

10.           Purchase price (net of fees and expenses):  $10

11.           Initial public offering price:  $10

12           Commission, spread or profit:  _____%                                                                $0.70

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	___X____
j. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
k. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
p. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

q. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/ Stan Barry                                                                Date:  7/21/10

5 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.